As filed with the U.S. Securities and Exchange Commission on February 9, 2007

Securities Act File No. 2-25890

Investment Company Act File No. 811-01464

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 75

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 55

(Check appropriate box or boxes.)

Legg Mason Partners Funds, Inc.*

(Exact Name of Registrant as Specified in Charter)

125 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Funds, Inc.

300 First Stamford Place

Stamford, Connecticut

(Name and Address of Agent for Service)

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on the 60th day following the date of this filing pursuant to paragraph (a) of Rule 485.

*	This filing relates solely to shares of the Trust’s series Legg Mason Partners Short-Term Investment Grade Bond Fund

PROSPECTUS

                    , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Short-Term Investment Grade Bond Fund

Class A, B, C and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Short-Term Investment Grade Bond Fund

Prior to April 7, 2006, the fund was named Smith Barney Short-Term Investment Grade Bond Fund.

Investments, risks and performance

Investment objective

The fund seeks current income, preservation of capital and liquidity.

Principal investment strategies

Key investments

Under normal market conditions the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in “investment grade” fixed-income securities and in related investments. These are securities rated at the time of purchase by a nationally recognized statistical ratings organization within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality. Securities in which the fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Securities rated in the lowest category of investment grade (BBB or Baa) are deemed to have speculative characteristics. The fund may also invest in U.S. dollar denominated fixed-income securities of foreign issuers. The fund maintains an average dollar-weighted portfolio maturity of between one and four years; the average duration of the fund’s portfolio will normally be no greater than 3.5 years.

Selection process

The portfolio managers focus on minimizing fluctuations in the fund’s net asset value by identifying short-term fixed-income securities the portfolio managers believe are undervalued and that offer better protection of capital given current interest rate and market conditions. In selecting individual securities for investment, the portfolio managers:

■	Monitor the spreads between U.S. Treasury and government agency or instrumentality issuers and purchase agency and instrumentality issues that they believe will provide a yield advantage
■	Determine sector and maturity weightings based on assessments of the economic environment and relative value factors based on interest rate outlook
■	Measure the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk
■	Use research to uncover inefficient sectors of the government securities and mortgage markets and adjust portfolio positions to take advantage of new information

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

■	Interest rates increase, causing the prices of fixed income securities to decline, reducing the value of the fund’s portfolio. The fund has less sensitivity to changes in interest rates than a fund investing in securities with intermediate- or long-term maturities
■	Interest rates decline, causing the issuers of mortgage-related or callable securities held by the fund to prepay principal earlier than scheduled or exercise a right to call the securities, forcing the fund to reinvest in lower yielding securities. This is known as prepayment risk.

2         Legg Mason Partners Funds

■

During periods of rising interest rates, lower than expected principal payments extend the average life of fixed-income securities held by the fund, locking in below-market interest rates and reducing the value of these securities. This is known as extension risk

■	The portfolio managers’ judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking current income while minimizing fluctuations in the value of your investment
■	Currently have exposure to stock markets and wish to diversify your investment portfolio by adding an investment in a fund that invests in investment grade fixed-income securities
■	Are seeking a higher level of current income than typically offered by money market funds although with greater risk of fluctuation of principal

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I (formerly Class Y) shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and dividends and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and Lowest Quarterly Returns: (for the periods shown in the bar chart)

Highest:         % in         quarter            ; Lowest:         % in         quarter             .

Legg Mason Partners Short-Term Investment Grade Bond Fund         3

Average Annual Total Returns (for periods ended December 31, 2006)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A(1)

Return before taxes	%	%	%	%	11/11/91

Return after taxes on distributions(2)%		%	%	N/A

Return after taxes on distributions and sale of fund shares(2)%		%	%	N/A

Other Classes (Return before taxes only)

Class B	%	N/A	N/A	%	1/13/03

Class C	%	N/A	N/A	%	8/5/02

Class I(3)%		%	N/A	%	2/7/96

Citigroup Index(4)%		%	%	N/A	N/A

(1)

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)

The Citigroup Treasury/Government Sponsored/Credit 1-5 year Index (“Citigroup Index”) is a broad-based index of short-term U.S. Treasury and corporate debt securities. An index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

4         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B		Class C	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25%		None		None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	5.00	%(3)	None	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class I(1)
Management fees	0.45%	0.45%	0.45%	0.45%

Distribution and service (12b-1) fees	0.25%	0.65%	0.75%	None

Other expenses	%	%	%		%

Total annual fund operating expenses+	%	%	%		%

+Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	%	%	%		%
These voluntary fee waivers and reimbursements do not cover brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time.

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)

You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

(3)	Class B shares of the fund may only be acquired through exchange and may be subject to the contingent deferred sales charge of the fund you originally purchased, up to a maximum of 5.00%.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$	$	$	$

Class B (redemption at end of period)	$	$	$		$(1)

Class B (no redemption)	$	$	$		$(1)

Class C (with or without redemption)	$	$	$	$

ClassI(2) (with or without redemption)	$	$	$	$

(1)	Assumes conversion to Class A shares approximately 8 years after purchase.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Short-Term Investment Grade Bond Fund         5

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

Derivatives contracts

The fund may, but need not, use derivative contracts, such as futures and options on interest rates, and options on interest rate futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in interest rates
■	As a substitute for buying or selling securities
■	As a cash flow management technique

A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities. Even a small investment in derivative contracts can have a big impact on the fund’s interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from, or may lose money on, derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed-income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Yankee obligations

The fund may invest in Yankee obligations, including Yankee obligations of foreign banks. Yankee obligations are U.S. dollar denominated obligations issued in the U.S. capital markets by foreign issuers. To a limited extent, Yankee obligations are subject to certain sovereign risks.

Portfolio turnover

The fund may experience a high portfolio turnover resulting in greater expenses to the fund, including transaction costs, which may reduce the fund’s performance. Active trading of securities may also increase taxable short-term capital gains and losses, which may affect the taxes paid by shareholders.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the

6         Legg Mason Partners Funds

fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Legg Mason Partners Short-Term Investment Grade Bond Fund         7

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $        billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $        billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, and James J. Flick who have been responsible for the day-to-day portfolio management and oversight of the fund since March 17, 2006. These portfolio managers lead a larger team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech, Walsh and Flick have been employed as portfolio managers of Western Asset for the past five years.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

For the fiscal year ended December 31, 2006, the fund paid a fee [, after waivers and reimbursements,] of         % of the fund’s average daily net assets for management services. For the period from January 1, 2006 through July 31, 2006, the fund paid SBFM an advisory fee equal to         % of the fund’s average daily net assets. For the period from August 1, 2006 through December 31, 2006, the fund paid LMPFA a management fee equal to         % of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended December 31, 2006.

8         Legg Mason Partners Funds

Other information

The fund’s Board and (where required) shareholders have approved a number of initiatives designed to streamline and restructure the fund complex. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also have approved investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. These matters generally are expected to be effectuated during the first half of 2007.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Class A, Class B, and Class C shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 0.65% for Class B shares; and up to 0.75% for Class C shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager of the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had

Legg Mason Partners Short-Term Investment Grade Bond Fund         9

offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10         Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can generally choose between two classes of shares: Classes A and C shares. Class B shares are only available through exchange purchases. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual distribution and service fees on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

You may buy shares from:

■

Certain broker/dealers, financial intermediaries, financial institutions, a distributor’s financial advisors or registered representatives that have entered into an agreement to sell fund shares (each called a “Service Agent”)

■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Legg Mason Partners Short-Term Investment Grade Bond Fund         11

Investment Minimum Initial/Additional Investment(1)
	Class A	Class B (exchange purchases only)	Class C	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a

SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None

Retirement Plans with omnibus accounts held on the books of the fund	None/None	n/a	None/None	None/None

Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a

Institutional Investors	$500/$50	$500/$50	$500/$50	$1 million/None

(1)

Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

12         Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class I (formerly Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally, lower annual expenses than Class B and Class C

■ Available only in exchange from another fund

■ No initial sales charge

■ Contingent deferred sales charge declines over time

■ Converts to Class A after approximately 8 years

■ Generally, higher annual expenses than Class A

			■ No initial or contingent deferred sales charge ■ Does not convert to Class A ■ Generally, higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally, lower expenses than the other classes
Initial sales charge	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	None	None	None
Contingent deferred sales charge	0.50% on purchases of $500,000 or more if you redeem within 1 year of purchase; waived for certain investors

Up to 5.00% charged when you redeem shares based on the schedule of the fund that you originally purchased. The charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors

			None	None
Annual distribution and/or service fees	0.25% of average daily net assets	0.65% of average daily net assets	0.75% of average daily net assets	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	Ask your Service Agent about the Legg Mason Partners Funds available for exchange.

Legg Mason Partners Short-Term Investment Grade Bond Fund         13

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker/dealer commission paid out of the sales charge. LMIS will receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as % of offering price	Sales charge as % of net amount invested	Broker/Dealer Commission as a % of offering price
Less than $100,000	2.25	2.30	2.00

$100,000 but less than $250,000	1.50	1.52	1.25

$250,000 but less than $500,000	1.25	1.27	1.00

$500,000 or more(1)	-0-	-0-	up to 0.50

(1)

A distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

14         Legg Mason Partners Funds

■	Accumulation privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by
☐	you, or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all the shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are purchased during the 13-month period by
☐	you, or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days, in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited toward your letter of intent asset goal.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due based on the amount of your actual purchases will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund

Legg Mason Partners Short-Term Investment Grade Bond Fund         15

■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or Legg Mason Partners Shareholder Services at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

Class B shares

Class B shares, which are available only through exchanges of Class B shares of other Legg Mason Partners Funds, are purchased at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within 5 years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	Up to 5.00%	4%	3%	2%	1%	0%

For Class B shares Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge.

LMIS will generally pay Service Agents selling Class C shares (other than shares sold to omnibus accounts of retirement plans held on the books of the fund) an annual fee of up to 0.75% of the purchase price of the Class C shares they sell.

Class I shares (formerly Class Y shares)

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. See “Retirement and institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

16         Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

■	When you exchange shares for shares of another Legg Mason Partners Fund
■	On shares representing reinvested distributions and dividends
■	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waiver

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For retirement plans with omnibus accounts held on the books of the fund
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

Legg Mason Partners Short-Term Investment Grade Bond Fund         17

Retirement and institutional investors

Eligible Investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among three classes of shares: Class C, Class A and Class I (formerly Class Y) shares. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts.

Other Retirement Plan investors (including, for example, employer-sponsored plans investing through brokerage accounts), can generally choose among three classes of shares: Class A, Class B and Class C. Individual retirement vehicles, such as IRAs, may also choose among these share classes. These types of investors are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose between two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class C – Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying an initial sales charge.

As of November 20, 2006, LMIS will no longer pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an annual fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

18         Legg Mason Partners Funds

Class I shares (formerly Class Y)

On November 20, 2006, Class Y shares were renamed Class I shares. Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to that date will be permitted to make additional investments in Class I shares.

Class A – Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may purchase Class A shares through programs sponsored by financial intermediaries. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares is waived where:

■	Such Retirement Plan’s record keeper offers only load-waived shares,
■	Fund shares are held on the books of the fund through an omnibus account, and
■	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

As of November 20, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after that date, LMIS may continue to pay Service Agents commissions of up to 0.50% of the purchase price of the additional Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, as applicable, the fund may pay a fee for recordkeeping services performed for the share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

Legg Mason Partners Short-Term Investment Grade Bond Fund         19

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■  Class of shares being bought

■  Dollar amount or number of shares being bought

■  Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■  Investors should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■  Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■  Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■  For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■  Amounts transferred must be at least $25

■  Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■  If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

20         Legg Mason Partners Funds

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■   If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■   If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes

■   Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■   Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made

■   If you hold share certificates the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■   The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Sales charges

In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased. However, if you exchange Class C shares of the fund for Class C Shares of a Legg Mason Partners equity or long-term fixed-income fund, you will be subject to the contingent deferred sales charge of the fund into which you exchange and your contingent deferred sales charge will be measured from the date of your exchange.

Legg Mason Partners Short-Term Investment Grade Bond Fund         21

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.

■ Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services.

22         Legg Mason Partners Funds

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■  The name of the fund, the class of shares to be redeemed and your account number

■  The dollar amount or number of shares to be redeemed

■  Signature of each owner exactly as the account is registered

■  Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain

Legg Mason Partners Short-Term Investment Grade Bond Fund         23

other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less 2% per month of your account balance on the date the withdrawals commence, up to a maximum of 12% in one year.

The following conditions apply:

■   Your shares must not be represented by certificates

■   All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

24         Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

Legg Mason Partners Short-Term Investment Grade Bond Fund         25

your Service Agent. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the fund’s Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

26         Legg Mason Partners Funds

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund are no longer issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Legg Mason Partners Short-Term Investment Grade Bond Fund         27

Distributions, dividends and taxes

Dividends and distributions

The fund generally pays dividends monthly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long- term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the portfolio.

28         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to Legg Mason Partners Shareholder Services on a timely basis.

Legg Mason Partners Short-Term Investment Grade Bond Fund         29

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years (or since inception if less than five years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements which have been audited by                            , independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). As of April 29, 2004, Class L shares of the fund were renamed Class C shares. As of November 20, 2006, Class Y shares were renamed Class I shares.

For a Class A share(1) outstanding throughout each year ended December 31:

	2006	2005	2004		2003	2002
Net asset value, beginning of year		$4.20	$4.25		$4.28	$4.17

Income (loss) from operations:
Net investment income		0.11	0.10		0.10	0.15
Net realized and unrealized gain (loss)		(0.05)	(0.04)		(0.01)	0.11

Total income from operations		0.06	0.06		0.09	0.26

Less distributions from:
Net investment income		(0.12)	(0.11)		(0.12)	(0.15)

Total distributions		(0.12)	(0.11)		(0.12)	(0.15)

Net asset value, end of year		$4.14	$4.20		$4.25	$4.28

Total return(2)		1.44%	1.45%		2.16%	6.36%

Net assets, end of year (millions)		$83	$91		$91	$90

Ratios to average net assets:
Gross expenses		0.88%	0.88%		0.87%	0.95%
Net expenses		0.88	0.88	(3)	0.87	0.95
Net investment income		2.72	2.32		2.44	3.49

Portfolio turnover rate		49%	34	%(4)	56%	71%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 51% for the year ended December 31, 2004.

30         Legg Mason Partners Funds

For a Class B share(1) outstanding throughout the year ended December 31, unless otherwise noted:

	2006	2005	2004		2003(2)
Net asset value, beginning of year		$4.19	$4.25		$4.26

Income (loss) from operations:
Net investment income		0.09	0.08		0.07
Net realized and unrealized gain (loss)		(0.04)	(0.05)		0.02

Total income from operations		0.05	0.03		0.09

Less distributions from:
Net investment income		(0.10)	(0.09)		(0.10)

Total distributions		(0.10)	(0.09)		(0.10)

Net asset value, end of year		$4.14	$4.19		$4.25

Total return(3)		1.16%	0.71%		2.04%

Net assets, end of year (millions)		$4	$6		$3

Ratios to average net assets:
Gross expenses		1.40%	1.39%		1.42	%(4)
Net expenses		1.40	1.38	(5)	1.42	(4)
Net investment income		2.19	1.80		1.84	(4)

Portfolio turnover rate		49%	34	%(6)	56%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period January 13, 2003 (inception date) to December 31, 2003.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	The investment manager voluntarily waived a portion of its fees.

(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 51% for the year ended December 31, 2004.

Legg Mason Partners Short-Term Investment Grade Bond Fund         31

For a Class C share(1)(2) outstanding throughout each year ended December 31, unless otherwise noted:

	2006	2005	2004		2003	2002(3)
Net asset value, beginning of year		$4.20	$4.26		$4.28	$4.24

Income (loss) from operations:
Net investment income		0.09	0.08		0.08	0.05
Net realized and unrealized gain (loss)		(0.04)	(0.05)		0.00 (4)	0.05

Total income from operations		0.05	0.03		0.08	0.10

Less distributions from:
Net investment income		(0.10)	(0.09)		(0.10)	(0.06)

Total distributions		(0.10)	(0.09)		(0.10)	(0.06)

Net asset value, end of year		$4.15	$4.20		$4.26	$4.28

Total return(5)		1.14%	0.67%		1.88%	2.34%

Net assets, end of year (millions)		$13	$24		$26	$10

Ratios to average net assets:
Gross expenses		1.41%	1.41%		1.39%	1.32	%(6)
Net expenses		1.41	1.41	(7)	1.39	1.32	(6)
Net investment income		2.15	1.77		1.85	2.81	(6)

Portfolio turnover rate		49%	34	%(8)	56%	71%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.

(3)	For the period August 5, 2002 (inception date) to December 31, 2002.

(4)	Amount represents less than $0.01 per share.

(5)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)	The investment manager voluntarily waived a portion of its fees.

(8)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 51% for the year ended December 31, 2004.

32         Legg Mason Partners Funds

For a Class I share(1)(2) outstanding throughout each year ended December 31:

	2006	2005	2004		2003		2002
Net asset value, beginning of year		$4.20	$4.26		$4.28		$4.17

Income (loss) from operations:
Net investment income		0.13	0.11		0.12		0.17
Net realized and unrealized gain (loss)		(0.05)	(0.04)		(0.00	)(3)	0.11

Total income from operations		0.08	0.07		0.12		0.28

Less distributions from:
Net investment income		(0.14)	(0.13)		(0.14)		(0.17)

Total distributions		(0.14)	(0.13)		(0.14)		(0.17)

Net asset value, end of year		$4.14	$4.20		$4.26		$4.28

Total return(4)		1.83%	1.61%		2.78%		6.81%

Net assets, end of year (millions)		$256	$251		$201		$130

Ratios to average net assets:
Gross expenses		0.50%	0.49%		0.50%		0.52%
Net expenses		0.50	0.49	(5)	0.50		0.52
Net investment income		3.09	2.69		2.79		3.93

Portfolio turnover rate		49%	34	%(6)	56%		71%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The investment manager voluntarily waived a portion of its fees.

(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 51% for the year ended December 31, 2004.

Legg Mason Partners Short-Term Investment Grade Bond Fund         33

(Investment Company Act

file no. 811-01464)

FD

Legg Mason Partners

Short-Term Investment Grade Bond Fund

You may visit the fund’s web site at http://www.leggmason.com/InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of Additional Information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

                            , 2007

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND

125 BROAD STREET

NEW YORK, NEW YORK 10004

(800) 451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is intended to be read with the current Prospectus of Short-Term Investment Grade Bond Fund (the “Fund”), dated                             , 2007, as amended and/or supplemented from time to time, and is incorporated by reference into the Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. A Prospectus and copies of the reports may be obtained free of charge by contacting a distributor’s financial advisor or registered representative, a broker/dealer, financial intermediary or financial institution that has entered into an agreement with the Fund’s distributors (each called a “Service Agent”), or by writing or calling the Fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), and Citigroup Global Markets Inc. (“CGMI”) serve as the Fund’s distributors.

This Statement of Additional Information is NOT a Prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

The Prospectus for the Fund describes its investment objective and policies. The following discussion supplements the description of the Fund’s investment policies in its Prospectus. The investment objective and policies of the Fund are non-fundamental and thus may be modified by the Fund’s Board of Directors (the “Board”) provided that any modification is not prohibited by the Fund’s investment restrictions or applicable laws.

Principal Objective and Principal Investment Strategies

The Fund seeks current income, preservation of capital and liquidity.

Under normal market conditions the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in “investment grade” fixed-income securities and in related investments. These are securities rated at the time of purchase by a nationally recognized statistical ratings organization (“NRSO”) within one of the top four categories, or, if unrated, judged by the subadviser to be of comparable credit quality. Securities in which the Fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Securities rated in the lowest category of investment grade (BBB or Baa) are deemed to have speculative characteristics. The Fund may also invest in U.S. dollar denominated fixed-income securities of foreign issuers. The Fund maintains an average dollar-weighted portfolio maturity of between one and four years; the average duration of the Fund’s portfolio will normally be no greater than 3.5 years.

Additional Information

The principal investment strategies of the Fund are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the Fund.

Fixed-Income Securities

Credit Quality. The Fund may invest in investment grade bonds, i.e., U.S. government securities or bonds rated, at the time of purchase, in the four highest ratings categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody’s or AAA, AA, A and BBB by S&P. Obligations rated in the lowest of the top four rating categories (such as Baa by Moody’s or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody’s, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the Fund, although the subadviser will consider these events in determining whether the Fund should continue to hold the securities.

U.S. Government Securities. U.S. government securities are obligations of, or are guaranteed by, the United States government, its agencies or instrumentalities. These include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. Some U.S. government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association and the FHLMC, are supported only by the credit of the instrumentality. GNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. FHLMC is a U.S. government-created entity controlled by the Federal Home Loan Banks.

GNMA Securities. GNMA Certificates are debt securities issued by a mortgage banker or other mortgagee representing an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Scheduled payments of principal and interest are made each month to holders of GNMA Certificates (such as a fund). Unscheduled prepayments of mortgages are passed through to holders of GNMA Certificates at par with the regular monthly payments of principal and interest, which have the effect of reducing future payments on such Certificates and either increasing or decreasing the yield realized by the Fund, depending on the cost of the underlying Certificate and its market value at the time of prepayment. The income portions of monthly payments received by the Fund will be included in its net investment income. The average life of GNMA Certificates varies with the maturities of the underlying mortgages (with maximum maturities of 30 years) but is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, refinancing of such mortgages or foreclosure.

GNMA Certificates have historically involved no credit risk; however, due to fluctuations in interest rates, the market value of such securities will vary during the period of a shareholder’s investment in the Fund. Prepayments and scheduled payments of principal will be reinvested by the Fund in then available GNMA Certificates which may bear interest at a rate lower or higher than the Certificate from which the payment was received. As with other debt securities, the price of GNMA Certificates is likely to decrease in times of rising interest rates; however, in periods of falling interest rates, the potential for prepayment may reduce the general upward price increase of GNMA Certificates that might otherwise occur. If the Fund buys GNMA Certificates at a premium, mortgage foreclosures or prepayments may result in a loss to the Fund of up to the amount of the premium paid, since only timely payment of principal and interest is guaranteed.

Zero Coupon Bonds. The Fund may invest in zero-coupon debt securities, which may be subject to greater volatility than other types of debt securities. Because zero-coupon securities do not make interest payments, such securities may fall more dramatically when interest rates rise than securities paying out interest on a current basis. However, when interest rates fall, zero-coupon securities may rise more rapidly in value because the securities have locked-in a particular rate of reinvestment that becomes more attractive the further rates fall.

Mortgage-Backed Securities. Mortgage-backed securities are either issued by U.S. government agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. government or its agencies or instrumentalities. These agencies and instrumentalities include GNMA, FNMA and FHLMC. Privately-issued mortgage securities are typically issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the above institutions.

Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Faster or slower than expected prepayments may reduce the value of mortgage-backed securities in the Fund. Therefore, under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in mortgage-backed securities, notwithstanding any direct or indirect governmental or agency guarantee.

Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds at “locking in” a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

The Fund’s investments in mortgage-backed securities may include conventional mortgage pass-through securities, stripped mortgage-backed securities (SMBS) and certain classes of multiple class collateralized mortgage obligations (CMOs). Examples of SMBS include interest only and principal only securities. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages.

The CMO classes in which the Fund may invest include sequential and parallel pay CMOs, including planned amortization class (PAC) and target amortization class (TAC) securities. The Fund may also invest in the floating rate mortgage-backed securities listed under “Structured Mortgage-Backed Securities.”

Structured Mortgage-Backed Securities. The Fund may invest in structured mortgage-backed securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators (“reference prices”). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in reference prices.

The structured securities purchased by the Fund may include interest only (IO) and principal only (PO) securities, floating rate securities linked to the Cost of Funds Index (COFI floaters), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), leveraged floating rate securities (“super floaters”), leveraged inverse floating rate securities (“inverse floaters”), leveraged or super IOs and POs, inverse IOs, dual index floaters and range floaters.

Mortgage Dollar Rolls. The Fund may invest up to 5% of its assets in mortgage dollar roll transactions. A mortgage dollar roll transaction is a transaction where the Fund sells a mortgage related security and simultaneously agrees to repurchase, at a future date, another mortgage related security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The benefits from these transactions depend on the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if the securities to be repurchased decline in value before the date of repurchase.

Risks of Mortgage-Backed Securities. Many mortgage-backed and structured securities are considered to be derivative instruments. Different types of derivative securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.”

The risk of early prepayments is the primary risk associated with mortgage IOs, super floaters and other leveraged floating rate mortgage-backed securities. The primary risks associated with COFI floaters, other “lagging rate” floaters, capped floaters, inverse floaters, POs and leveraged inverse IOs are the potential extension of average life and/or depreciation due to rising interest rates. The residual classes of CMOs are subject to both prepayment and extension risk.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates.

In addition to the interest rate, prepayment and extension risks described above, the risks associated with transactions in these securities may include: (1) leverage and volatility risk and (2) liquidity and valuation risk. Derivative securities may sometimes increase or leverage the Fund’s exposure to a particular market risk. Leverage enhances the price volatility of derivative securities held by the Fund.

Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. For thinly traded derivative securities, the only source of price quotations may be the selling dealer.

Equity Securities

[To be updated by amendment.]

Common Stock. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company, its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company exceeding the amount owed to creditors or preferred shareholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

Preferred Stock. Preferred stocks are equity securities, but they have many characteristics of fixed-income securities. Their similarities to fixed-income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stock is entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities.

Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company’s common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment in the event of a bankruptcy to the company’s creditors, including holders of the company’s debt securities. This junior ranking to creditors makes preferred stock riskier in some respects than fixed-income securities.

Convertible Securities. Convertible securities are preferred stocks or fixed-income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company’s common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock.

A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed-income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock.

Warrants and Stock Purchase Rights. Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock. Stock purchase rights are frequently issued as a dividend to a company’s stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed-income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in a liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders if they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its fund mortgages to prepay their obligations. REITs are dependent upon the skills of the REITs’ managers and are not diversified. REITs are generally dependent upon maintaining cash flow to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with that industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

Swaps, Caps, Floors, Collars and Swaptions. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund’s performance. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.

Other Transactions, Policies and Risks

Repurchase and Reverse Repurchase Agreements. The Fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Fund at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the Fund holds the security and which is not related to the coupon rate on the purchased security. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price; thus risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, however, realization upon the collateral by the Fund may be delayed or limited or the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. The Fund will enter into repurchase agreements only with broker/dealers or other financial institutions that are deemed creditworthy by the subadviser under guidelines approved by the Fund’s Board. It is the policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment and any other illiquid assets held by the Fund amount to more than 15% of the Fund’s total assets.

Reverse repurchase agreements involve the sale of the Fund’s securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Fund can recover all or most of the cash invested in the Fund’s securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when the subadviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets. The Fund’s custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments.

Pursuant to an exemption order issued by the Securities and Exchange Commission (the “SEC”), the Fund, along with other affiliated entities managed by the subadvisers, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities as collateral. Securities used as collateral for repurchase agreements are financial assets subject to the Fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Securities Lending. Consistent with applicable regulatory requirements, the Fund may seek to increase its net investment income by lending its securities, provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to or less than the market value, determined daily, of the securities loaned. The Fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the Fund may pay reasonable finders, administrative and custodial fees. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund’s investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, the Fund will not make loans to other persons. The risks in lending Fund securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom the subadviser deems to be of good standing and will not be made unless, in the judgment of the subadviser, the interest to be earned from such loans would justify the risk from time to time. The Fund may return to the borrower and/or a third party, which is unaffiliated with the Fund or the subadviser and is acting as a “finder,” a part of the interest earned from the investment of collateral received for securities loaned. Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “TAXES”).

Short-Term Trading. The Fund may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a Fund security prior to its maturity if the subadviser believes such disposition is advisable or that the Fund needs to generate cash to satisfy redemptions. As the portfolio turnover rate increases, so will the Fund’s dealer mark-ups and other transaction-related expenses. Investors should realize that risk of loss is inherent in the ownership of any securities and that shares of the Fund will fluctuate with the market value of its securities.

When-Issued, Delayed Delivery and Forward Commitment Investments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund’s custodian will maintain, in a segregated account on behalf of the Fund, cash, U.S. government securities or other liquid securities that have a value equal to or greater than the Fund’s purchase commitments; the custodian will likewise segregate securities sold on a delayed basis.

Temporary Investments. Under unusual economic or market conditions as determined by its subadviser, the Fund may depart from its investment goals and invest without limitation in all types of money market instruments and short-term debt securities, including U.S. government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; investment grade commercial paper; and repurchase agreements. To the extent the Fund is investing in short-term investments as a temporary defensive strategy, the Fund’s investment objective may not be achieved.

Portfolio Turnover and Short-Term Trading. The Fund may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in the Fund were replaced in a period of one year. High portfolio turnover may involve correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the Fund. These costs may increase the recognition of short-term, rather than long-term, capital gains if securities are held for one year or less, and may thus subject the Fund’s shareholders to greater tax liability.

Restricted and Illiquid Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”) or that are subject to other restrictions on their resale (“restricted securities”). These securities may be resold only in privately negotiated transactions and may not be publicly offered and sold until they are registered under the 1933 Act. Restricted securities tend to sell at a lower price than would be available if they were not restricted. Although it may be possible to eliminate restrictions on resale by registering securities under the 1933 Act, this would involve extra costs to the Fund and the possibility that the securities might go down in value before the Fund was able to sell them. Restricted securities can also be difficult to value accurately.

Restricted securities are subject to the Fund’s investment restriction on illiquid investments, unless they are commercial paper offered in accordance with section 4(2) of the 1933 Act or securities eligible for resale in reliance on rule 144A under the 1933 Act. Section 4(2) commercial paper and rule 144A securities will not be subject to the Fund’s investment restriction on illiquid investments if the subadviser determines, in accordance with policies and procedures adopted by the Board, that these securities are in fact liquid. These policies and procedures require the subadviser to consider, among other things, (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to sell the security, (3) the number of potential purchasers, (4) dealer undertakings to make a market in the security, (5) the nature of the security and (6) the time needed to dispose of the security. To the extent that liquid section 4(2) commercial paper or rule 144A securities held by the Fund become temporarily illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of assets invested in illiquid assets would increase.

Any security that was liquid when acquired by the Fund may later become illiquid, especially during adverse market conditions for that type of security. A perceived loss of liquidity may further reduce the value of securities in declining markets. The Fund may be forced to sell less liquid securities at a substantial loss if it receives a high volume of redemption requests.

The Fund may invest in Yankee obligations, including Yankee obligations of foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Options. A “call option” gives a holder the right to purchase a specific stock at a specified price referred to as the “exercise price,” within a specific period of time (usually 3, 6, or 9 months). A “put option” gives a holder the right to sell a specific stock at a specified price within a specified time period. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Put and call options are currently traded on The Chicago Board Options Exchange and several other national exchanges. Institutions such as the Fund that sell (or “write”) call options against securities held in their investment portfolios retain the premium. If the writer determines not to deliver the stock prior to the option’s being exercised, the writer may purchase in the secondary market an identical option for the same stock with the same price and expiration date in fulfillment of the obligation. In the event the option is exercised the writer must deliver the underlying stock to fulfill the option obligation. The brokerage commissions associated with the buying and selling of call options are normally proportionately higher than those associated with general securities transactions.

The Fund may purchase and sell interest rate futures contracts (“futures contracts”) and options thereon as a hedge against changes in interest rates. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. If interest rates increased and the value of a Fund’s securities declined, the value of the Fund’s futures contracts would increase, thereby protecting the Fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the subadviser expects interest rates to decline, the Fund might enter into futures contracts for the purchase of securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase.

The Fund will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain “margin” as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. Futures and options positions are marked to the market daily and the Fund may be required to make subsequent “variation” margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the Fund.

The Fund may not purchase futures contracts or options thereon if, immediately thereafter, more than 10% of its total assets would be so invested.

The Fund will not engage in transactions involving futures contracts or options thereon for speculation but only as a hedge against changes in the market values of debt securities held, or intended to be purchased, by the Fund and where the transactions are appropriate to reduce the Fund’s risks. The Fund’s futures, and options on futures, transactions will be entered into for traditional hedging purposes—that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it is committed to purchase.

There is no assurance that the Fund will be able to close out its futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Where futures contracts are purchased to hedge against an increase in the price of securities, but the market declines and the Fund does not invest in securities, the Fund would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of the Fund’s securities but the market advances, the Fund would lose part or all of the benefit of the advance due to offsetting losses in its futures positions.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the Board from time to time, the Fund’s subadviser is primarily responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. [The Fund did not pay brokerage commissions during the three most recent fiscal years.]

Pursuant to its Sub-Advisory Agreement, each subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital. In connection with the subadviser’s monitoring of its portfolio transactions for compliance with its policies, the subadviser utilizes both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected that also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which a subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which it exercises investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for the Fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the Fund. Not all of these research services are used by the subadviser in managing any particular account, including the Fund. [For the fiscal year ended December 31, 2004, 2005 and 2006, the Fund paid no commissions to brokers.]

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005, CGMI is no longer an affiliated person of the Fund under the 1940 Act. As a result, the Fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

As of December 1, 2005, LMIS became an affiliated person of the Fund under the 1940 Act. For the period December 1, 2005 through December 31, 2006, the Fund did not pay any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended December 31, 2006, the Fund purchased securities issued by the following regular broker/dealers of the Fund, which had the following values as of December 31, 2006:

Broker/Dealer	Value of Securities as of December 31, 2006
$

In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the subadviser’s other clients. Investment decisions for the Fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other funds managed by an adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, the Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of the Fund’s portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended December 31, 2005 and 2006, the portfolio turnover rates were as follows:

2006	2005
142%

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures developed by Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), the Fund’s investment manager, with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any Fund’s portfolio holdings is in the best interests of the Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of LMPFA, the Fund’s distributors or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding the Fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate Fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by the Fund that has not been fully reflected by the market.

Under the policy, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to Legg Mason or the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include the Fund’s holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. The Fund’s sector weightings, yield and duration (for fixed-income and money market funds), performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Directors, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the Fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Fund’s Board.

The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the Fund’s Board at its next regularly scheduled meeting.

Currently, the Fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on its website, http://www.leggmason.com/InvestorServices.

Set forth below is a list, as of                         , of those parties with whom LMPFA, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information, in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

[To be updated by amendment.]

Recipient	Frequency	Delay before dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None

Institutional Shareholders Services (Proxy Voting Services)	As necessary	None

Bloomberg	Quarterly	25 Days after Quarter End

Lipper	Quarterly	25 Days after Quarter End

S&P	Quarterly	25 Days after Quarter End

Morningstar	Quarterly	25 Days after Quarter End

Vestek	Daily	None

Factset	Daily	None

Bank of New York	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None

Frank Russell	Monthly	1 Day

Callan	Quarterly	25 Days after Quarter End

Mercer	Quarterly	25 Days after Quarter End

eVestment Alliance	Quarterly	25 Days after Quarter End

CRA RogersCasey	Quarterly	25 Days after Quarter End

Cambridge Associates	Quarterly	25 Days after Quarter End

Marco Consulting	Quarterly	25 Days after Quarter End

Wilshire	Quarterly	25 Days after Quarter End

Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End

CheckFree (Mobius)	Quarterly	25 Days after Quarter End

Nelsons Information	Quarterly	25 Days after Quarter End

Investor Tools	Daily	None

Advent	Daily	None

BARRA	Daily	None

Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter

Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter

Quantitative Services Group	Daily	None

AMBAC	Daily	None

Deutsche Bank	Monthly	6-8 business days

Fitch	Monthly	6-8 business days

Liberty Hampshire	Weekly and Month End	None

Sun Trust	Weekly and Month End	None

New England Pension Consultants	Quarterly	25 Days after Quarter End

Evaluation Associates	Quarterly	25 Days after Quarter End

Watson Wyatt	Quarterly	25 Days after Quarter End

S&P (Rating Agency)	Weekly Tuesday Night	1 business day

Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

INVESTMENT RESTRICTIONS

The Fund is subject to certain restrictions and policies that are “fundamental,” which means that they may not be changed without a “vote of a majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act and Rule 18f-2 thereunder (see “Voting”). The Fund is subject to other restrictions and policies that are “non-fundamental” and which may be changed by the Fund’s Board without shareholder approval, subject to any applicable disclosure requirements. As discussed under “Newly Approved Investment Restrictions” below, the shareholders of the Fund have recently approved changes to the investment restrictions.

Current Investment Restrictions

Under the investment restrictions adopted by the Fund, the Fund may not:

1. Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that the Fund engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7. Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

Newly Approved Investment Restrictions

The shareholders of the Fund have approved the adoption of revised fundamental investment policies or restrictions. It is anticipated that these fundamental investment policies and restrictions will become effective in the second quarter of 2007. As approved by the Fund’s shareholders, the Fund’s fundamental policies will be as follows:

1. The Fund may not borrow money except as permitted by (i) the 1940 Act, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The Fund may not issue senior securities except as permitted by (i) the 1940 Act, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as otherwise permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. [Currently the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree.] The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when a fund’s manager or sub-adviser believes the income justifies the attendant risks. A fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

The Fund’s proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Nonfundamental Policies

As a nonfundamental policy, the Fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin;

2. Invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition; or

3. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

All of the foregoing restrictions which are stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

DIRECTORS AND OFFICERS

The business affairs of the Fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

The Directors, including the Directors of the Fund who are not “interested persons” of the Fund (the “Independent Directors”), as defined in the 1940 Act, and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Directors oversee, and other board memberships they hold are set forth below. The address of each Director is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the recently elected Board:

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Board Memberships Held by Director During Past Five Years
INDEPENDENT DIRECTORS:
Elliott J. Berv Born 1943	Director	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)		Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Director	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)		None

Jane F. Dasher Born 1949	Director	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)		None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Board Memberships Held by Director During Past Five Years
Mark T. Finn Born 1943	Director	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)		None

Rainer Greeven Born 1936	Director	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002); Director and Officer, South Fork Land Foundation		None

Stephen Randolph Gross Born 1947	Director	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)		Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Director	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)		None

Diana R. Harrington Born 1940	Director	Since 1992	Professor, Babson College (since 1992)		None

Susan M. Heilbron Born 1945	Director	Since 1994	Independent Consultant (since 2001); formerly, Attorney and Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)		None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Board Memberships Held by Director During Past Five Years
Susan B. Kerley Born 1951	Director	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)		Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten Born 1941	Director	Since 1990	President, George Mason University (since 1996)		Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

R. Richardson Pettit Born 1942	Director	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)		None

INTERESTED DIRECTOR:
R. Jay Gerken, CFA† Born 1951	Director, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); Portfolio manager of Smith Barney Allocation Series (from 1996 to 2001)		Trustee, Consulting Group Capital Markets Funds

*	Each Director serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Director became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:
Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 100 First Stamford Place 5th Floor Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); Portfolio manager of Smith Barney Allocation Series (from 1996 to 2001)

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM ( to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM ( to 2005)

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the Fund receive no compensation from the Fund, although they may be reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has a standing Audit Committee, Nominating Committee and Pricing Committee. The Audit Committee and Nominating Committee are composed of Independent Directors. The Pricing Committee is composed of the Chairman of the Board and one Independent Director.

The Audit Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, the qualifications and independence of the Fund’s independent registered public accounting firm, and the Fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to a Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Board’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Director, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Director, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Fund, as applicable.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Fund’s Board is recently elected and is newly constituted as the Board that oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Nominating and Pricing Committees are recently established committees of this Board and did not meet during the Fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Directors in the Fund and other investment companies in the fund complex supervised by the Directors as of December 31, 2006.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Director
Independent Directors
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Director
Rainer Greeven
Stephen Randolph Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
Interested Director
R. Jay Gerken

[As of December 31, 2006, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the Fund.]

Information regarding compensation paid by the Fund to its recently elected Board and to its prior Board is set forth below. The Independent Directors receive a fee for each meeting of the Fund’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the Fund for his service as Director, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The Fund pays a pro rata share of the Director fees based upon asset size. The Fund currently pays each of the Directors who is not a director, officer or employee of the manager or any of its affiliates their pro rata shares of: an annual fee of [$        ] plus [$        ] for each regularly scheduled Board meeting attended, [$        ] for each special telephonic Board meeting attended, and [$        ] for each ad hoc telephonic meeting in which that Director participates. The lead Independent Director will receive an additional [$        ] per year and the Chairs of the Audit Committee and Nominating Committee will each receive an additional [$        ] per year. The Fund will reimburse Directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Recently Elected Board

Name of Director	Aggregate Compensation from the Fund(1)(2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Fund Complex Paid to Directors(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(1)
Independent Directors
Elliott J. Berv		(3)
A. Benton Cocanougher		(3)
Jane F. Dasher		$0
Mark T. Finn		(3)
Rainer Greeven		$0
Stephen Randolph Gross		(3)
Richard E. Hanson, Jr.		$0

Name of Director	Aggregate Compensation from the Fund(1)(2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Fund Complex Paid to Directors(1)(2)	Number of Portfolios in Fund Complex Overseen by Director(1)
Diana R. Harrington		(3)
Susan M. Heilbron		$0
Susan B. Kerley		(3)
Alan G. Merten		(3)
R. Richardson Pettit		(3)
Interested Director
R. Jay Gerken		$0

(1)	Information is for the calendar year ended December 31, 2006.
(2)	[To be updated by amendment]
(3)

Pursuant to prior retirement plans, certain Directors have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Directors will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.

For the fiscal year ended December 31, 2006, the Directors were paid the compensation listed below for services as a Director.

Prior Board

Name of Director	Aggregate Compensation from the Fund for Fiscal Year Ended 12/31/06(2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(2)(3)	Total Compensation from Fund Complex Paid to Directors in Fiscal Year Ended 12/31/06(2)	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors
Lee Abraham	$	(3)	$
Jane Dasher	$	(4)	$
Donald R. Foley	$	(3)	$
Paul Hardin	$	(3)	$
Richard E. Hanson, Jr.	$	(4)	$
Roderick C. Rasmussen	$	(3)	$
John P. Toolan	$	(3)	$
Interested Director
R. Jay Gerken(1)	$	$0	$

(1)	Mr. Gerken was not compensated for his services as Director because of his affiliation with the manager.
(2)

During the fiscal year ended December 31, 2006, the following former Directors received the following payments for services as emeritus Directors: Mr. Bloostein: $             and Mr. Foley: $            . The Fund paid its pro rata share (based on asset size) of these aggregate benefits.

(3)

Pursuant to emeritus retirement plans, the following former Directors have received, or are entitled to receive, benefits (calculated on a net present value basis) as follows: Lee Abraham: $288,607; Alan Bloostein: $439,878; Donald Foley: $245,580; Paul Hardin: $539,396; Roderick Rasmussen: $288,607; and John Toolan: $288,607. These benefits are paid in quarterly installments unless the Director elected to receive them in a lump sum at net present value. Each fund will pay its pro rata share (based upon asset size) of these aggregate benefits. Legg Mason or its affiliates has reimbursed or will reimburse each fund an amount equal to 50% of these benefits.

(4)	These Directors’ benefits under prior retirement plans are described in a table above.

As of                             , 2007, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

To the knowledge of the Fund, as of                             , 2007, the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more of the shares of the following classes:

[To be updated by amendment]

DIVIDENDS AND DISTRIBUTIONS

[To be updated by amendment.]

Dividends and Distributions. The policy of the Fund is to declare and pay dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value, with no additional sales charge or deferred sales charge.

The per share amounts of the exempt-interest dividends on Class B and Class C shares may be lower than on Class A and Class I (formerly Class Y) shares, mainly as a result of the distribution fees applicable to Class B and Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class I shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all classes of Fund shares (A, B, C and I).

TAXES

[To be updated by amendment]

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a portfolio of the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and its Investments

The Fund will be treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

On December 31, 2006, the unused capital loss carryforwards of the Fund was approximately $            . For U.S. federal income tax purposes, these amounts are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of the carryforwards. The carryforwards expire as follows:

December 31,
2007	2008	2009	2010	2011	2012	2013
$1,708,699	$800,922	—	—	—	$1,003,745	$1,457,535

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Fund may invest in “zero coupon” securities having an original issue discount (that is, the discount represented by the excess of the stated redemption price at maturity over the issue price). Each year, the Fund will be required to accrue as income a portion of this original issue discount even though the Fund will receive no cash payment of interest with respect to these securities. In addition, if the Fund acquires a security after its initial issuance at a discount that resulted from fluctuations in prevailing interest rates (“market discount”), the Fund may elect to include in income each year a portion of this market discount. Therefore, the Fund may be required in some years to distribute an amount greater than the total cash income the Fund actually receives. In order to make the required distribution in such a year, the Fund may be required to borrow cash or to liquidate securities.

The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its Fund (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its respective shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from its investments.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing Fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of the shareholder’s basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amounts. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of Fund securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (until December 31, 2007) a regulated investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or regulated investment company is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of the distribution. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Detailed information about the purchase, redemption and exchange of Fund shares appears in the Prospectus.

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, B, C, or I* shares. Class B shares of the Fund can only be acquired by exchange with another Legg Mason Partners Fund. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the Fund’s Prospectus.

As of November 20, 2006, there are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the Fund or a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the Fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor or the transfer agent. The Systematic Investment Plan also authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of certain money market funds managed by the manager or its affiliates to make additions to the account. Additional information is available from the Fund or a Service Agent.

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in the Fund’s Prospectus.

Members of the selling group may receive a portion of the sales charge as described in the Prospectus and may be deemed to be an underwriter of the Fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the Fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

The maximum initial sales charge on Class A shares increased for shares purchased on or after November 20, 2006. Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 0.50% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares. Class B and C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class I Shares. Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the Fund’s distributors or otherwise having an arrangement with any such Service Agent with respect to sales of the Fund’s shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Legg Mason Partners Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup Inc. (“Citigroup”);

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker/dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge. Changes to initial sales charge breakpoints are set forth in the Fund’s Prospectus.

Accumulation Privilege—Please see the Fund’s Prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of three Asset Level Goal amounts, as follows:

(1)	$100,000
(2)	$250,000
(3)	$500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners Fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. are not eligible.

This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Asset Level Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the Fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement, and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the Fund’s Prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners Funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Fund’s distributors receive contingent deferred sales charges in partial consideration for their expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with a distributor or the manager.

A shareholder who has redeemed shares from other Legg Mason Partners Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The Fund offers shares on a continuous basis. The public offering price for each class of shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A and B shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund based on the net asset value of a share of the Fund as of December 31, 2006.

Class A ($ based on a maximum initial sales charge of 2.25% of net asset value per share)	$

REDEMPTION OF SHARES

The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The Fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than

$5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the Fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund’s net assets by a distribution in kind of Fund securities in lieu of cash. If a redemption is paid in Fund securities, such securities will be valued in accordance with the procedures described under “Share price” in the Fund’s Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

VALUATION OF SHARES

The net asset value per share of the Fund’s classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class will differ. Please see the Fund’s Prospectus for a description of the procedures used by the Fund in valuing its assets.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A and Class I Exchanges. Class A and Class I shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of the Fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

Class B shares of the Fund, which may be acquired only through an exchange with another Legg Mason Partners Fund, are subject upon redemption to the highest contingent deferred sales charge (if any) of the shares from which the exchange or any preceding exchange was made.

Class C Exchanges. Class C shares of the Fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged. Upon exchange for Class C Shares of a Legg Mason-sponsored equity or long-term fixed-income fund, the investor will be subject to the contingent deferred sales charge of that fund and the contingent deferred sales charge will be measured from the date of exchange.

Additional Information Regarding the Exchange Privilege

The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the Fund’s Prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold Fund shares through a Service Agent, their Service Agent to obtain more information and Prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

INVESTMENT MANAGEMENT AGREEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the Fund pursuant to an investment management agreement (the “Management Agreement”) with an initial term ending November 30, 2007. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Fund and other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of                             , 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $         billion. LMPFA provides administrative and certain oversight services to the Fund.

Under the Management Agreement, subject to the supervision and direction of the Fund’s Board, the manager is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For the fiscal years ended December 31, 2004, 2005 and 2006, the investment management fees paid by the Fund were as follows:

2004	2005	2006
$1,600,141	$1,593,561	$

The management fee is calculated at the annual rate of 0.45% of the Fund’s average daily net assets.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) serves as the subadviser to the Fund pursuant to a Sub-Advisory Agreement between the manager and Western Asset that was approved by the

Board, including a majority of the Independent Directors, on November 13, 2006 (the “Sub-Advisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of                             , Western Asset’s total assets under management were approximately $         billion. Western Asset is a wholly-owned subsidiary of Legg Mason.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage the Fund’s portfolio (or allocated portion thereof) in accordance with the Fund’s stated investment objective(s) and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

The Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to the Fund and the manager. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. The Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its sub-advisory services under the Sub-Advisory Agreement, the manager will pay the subadviser a fee for the Fund equal to 70% of the management fee paid by the Fund to LMPFA, net of expense waivers and reimbursements. For the period from August 1, 2006 through December 31, 2006, the manager paid the subadviser sub-advisory fees of $            .

Expenses

In addition to amounts payable under the Management Agreement and the distribution plans (as discussed below), the Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the Fund’s Prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund or class (except to the extent relating to routine items such as the election of Board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Codes of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the Fund, the manager, subadviser and distributors have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

A copy of the code of ethics for the Fund, the manager, subadviser and distributors are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Directors may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision-making process.

LMPFA delegates the responsibility for voting proxies for the Fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the Fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the of the Fund. Unless noted otherwise, all information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. [For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated] [No accounts had fees based on performance].

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech	registered investment companies with $ billion in total assets under management	other pooled investment vehicle with $ billion in assets under management	other accounts with $ billion in total assets under management

Stephen A. Walsh	registered investment companies with $ billion in total assets under management	other pooled investment vehicle with $ billion in assets under management	other accounts with $ billion in total assets under management

James J. Flick	registered investment companies with $ billion in total assets under management	other pooled investment vehicle with $ billion in assets under management	other accounts with $ billion in total assets under management

Portfolio Manager Compensation

Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and, with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The manager, the subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each portfolio manager.

Dollar Range ownership is as follows:

A:	none
B:	$1-$10,000
C:	$10,001-$50,000
D:	$50,001-$100,000
E:	$100,001-$500,000
F:	$500,001-$1 million
G:	over $1 million

Portfolio Manager	Dollar Range of Ownership of Securities
S. Kenneth Leech
Stephen A. Walsh
James J. Flick

DISTRIBUTORS

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the Fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the Fund’s Board and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the Fund’s distributor.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the Fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMIS and CGMI may be deemed to be underwriters for purposes of the 1933 Act.

Service and Distribution Plan Arrangements.

The Fund has adopted an amended shareholder services and distribution plan (the “Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. Under the Plan, the Fund pays service and distribution fees to each of LMIS and CGMI for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares and providing services to Class A, Class B and Class C shareholders. The distributors will provide the Fund’s Board with periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made. The Fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the Fund’s average daily net assets attributable to the Fund’s Class A, Class B and Class C shares. The Fund pays a distribution fee, accrued daily and paid monthly, with respect to Class B shares and Class C shares, calculated at the annual rate of 0.40% and 0.50%, respectively, of the value of the Fund’s average daily net assets.

Fees under the Plan may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of shares of the Fund, and to other parties in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the distributors, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided.

The Plan also provides that the distributors and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B and Class C investors.

The Plan permits the Fund to pay fees to a distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund may pay the fees to a distributor and others until the Plan or distribution agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Plan for the Fund, the Directors will review the Plan and the expenses for each class within the Fund separately.

The Plan also recognizes that various service providers to the Fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Fund for other purposes, such as management fees, and that the Fund’s distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Plan. The Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan, if permitted under applicable law.

The Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Directors and a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (for purposes of this paragraph “Qualified Directors”). The Directors, in the exercise of their business judgment in the best interests of the shareholders of the Fund and each class of the Fund, have approved the continuation of the Plan. The Plan requires that the Company and the distributors provide to the Board and the Board’s review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Plan. The Plan further provides that the selection and nomination of the Qualified Directors is committed to the discretion of the Qualified Directors then in office who are not interested Directors of the Company. The Plan may be terminated with respect to any class of the Fund at any time by a vote of a majority of the Company’s Qualified Directors or by a vote of a majority of the outstanding voting securities of that class. The Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Directors and Qualified Directors. The Fund will preserve copies of any plan, agreement or report made pursuant to the Plan for a period of not less than six years, and for the first two years will preserve such copies in an easily accessible place.

As contemplated by the Plan, each distributor acts as an agent of the Company in connection with the offering of shares of the Fund pursuant to the respective distribution agreements.

Prior to December 1, 2005, the Fund paid service and distribution fees directly to CGMI under a Rule 12b-1 plan with respect to shares sold through CGMI. [To be updated by amendment.]

The following service and distribution fees were incurred by the Fund pursuant to its Plan for the year ended December 31, 2006:

Class A	Class B	Class C	Class I*
$	$	$	N/A

*	On November 20, 2006, Class Y Shares were renamed Class I Shares.

Distribution expenses incurred by LMIS and CGMI for advertising, printing and mailing prospectuses, support services and overhead expenses, payments to their financial advisers or registered representatives and for accruals for interest on expenses incurred in the distribution of the Fund’s shares are set forth in the following tables:

[To be updated by amendment.]

Dealer reallowances are described in the Prospectus.

Initial Sales Charges on Class A Shares

For the fiscal years ended December 31, 2004, 2005 and 2006, the aggregate dollar amounts of commissions received by CGMI and LMIS on sale of Class A shares were as follows:

CGMI
Fiscal Year Ended 12/31/04	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06
$132,000	$23,000	$

LMIS
Fiscal Year Ended 12/31/04	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06
$ 0	$ 0	$

Initial Sales Charges on Class C Shares

For the fiscal years ended December 31, 2004, 2005 and 2006, the aggregate dollar amounts of commissions received by CGMI and LMIS on the sale of Class C shares were as follows:

CGMI
Fiscal Year Ended 12/31/04	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06
$0	$0	$

LMIS
Fiscal Year Ended 12/31/04	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06
$0	$0	$

Contingent Deferred Sales Charges

For the fiscal years ended December 31, 2004, 2005 and 2006 the contingent deferred sales charges paid on redemptions of the Fund’s shares were as follows:

Class A Shares
2004		2005		2006
CGMI	LMIS	CGMI	LMIS	CGMI	LMIS
$ 7,000		$$13,000	$	$	$

Class B Shares
2004		2005		2006
CGMI	LMIS	CGMI	LMIS	CGMI	LMIS
$14,000	$	$ 7,000	$	$	$

Class C Shares
2004		2004		2006
CGMI	LMIS	CGMI	LMIS	CGMI	LMIS
N/A	$	$ 0*	$	$	$

*	Amount represents less than $1,000

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111 (“State Street”), serves as the custodian of the Funds. State Street, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and makes disbursements on behalf of the Fund. The Custodian neither determines the Fund’s investment policies, nor decides which securities the Fund will buy or sell. For its services, the custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as transfer agent. The transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                             , has been selected as the Fund’s independent registered public accounting firm for its fiscal year ending December 31, 2006 to audit and report on the Fund’s financial statements and financial highlights.

ADDITIONAL INFORMATION ABOUT THE FUND

The Fund, an open-end, diversified investment company, was incorporated in Maryland on December 2, 1966. On April 7, 2006, the Fund’s name changed from Smith Barney Short-Term Investment Grade Bond Fund to Legg Mason Partners Short-Term Investment Grade Bond Fund.

The Fund has an authorized capital of 2,000,000,000 shares with a par value of $.01 per share. The Fund has outstanding four series of shares, each representing shares in separate funds, and the Board may authorize the issuance of additional series of shares in the future. The assets of the Fund are segregated and separately managed and a shareholder’s interest is in the assets of the Fund in which he or she holds shares. Class A, Class B, Class C and Class I shares of the Fund represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class of shares are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan which pertain to a particular class. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in the Prospectus.

The Articles of Incorporation of the Company permit the Board to establish additional funds of the Company from time to time. The investment objectives, policies and restrictions applicable to additional funds would be established by the Board at the time such funds were established and would differ from those set forth in the Prospectus and this Statement of Additional Information.

VOTING

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders’ meeting for the election of Directors. The Directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Company. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Company have declared that the Director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

As used in the Prospectus and this SAI, a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the Fund or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected class) are represented at the meeting in person or by proxy. The Fund or a class shall be deemed to be affected by a matter unless it is clear that the interests of the Fund or class in the matter are identical or that the matter does not affect any interest of the Fund or class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a “vote of a majority of the outstanding voting securities” of the Fund; however, the ratification of independent registered public accounting firm and the election of Directors, are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to Fund.

Annual and Semi-Annual Reports

The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund’s printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Proposed Changes

The Fund’s Board and shareholders have approved a number of initiatives designed to streamline and restructure the fund complex. As a result of these initiatives, the Fund will become series of a Maryland business trust and will be governed by a board of trustees, rather than a board of directors.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

The Fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to the Fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Fund may disclose such ownership if required by law or regulation.

Small Accounts.

The declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the Fund to assess a fee for small accounts

(which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the Fund, as a series of the trust, represents an interest in the Fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a Fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the Fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Short-Term Investment Grade Bond Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). Short Term Investment Grade Bond Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the

Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the Fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date hereof, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the manager and its affiliates to continue to render services to the Fund under their respective contracts.

*  *  *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

*  *  *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of the Fund (Statement of Assets and Liabilities as of December 31, 2006, Statement of Operations for the year ended December 31, 2006, Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 2006, Financial Highlights for each of the years in the five-year period ended December 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the Fund), are incorporated by reference into this Statement of Additional Information (Filed on [    ]; Accession Number[    ]).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated “B” are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, “B” ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “R1” (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “R2” (superior), or “R3” (good) or “R4” (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “R4” (average) or “R5” (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “R6” (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF”: Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

Western Asset Management Company Proxy Voting Policy

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients

(or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

PART C

OTHER INFORMATION

Item 23. Exhibits

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (“SEC”) (File Nos. 002-25890 and 811-01464).

(a)(1) Articles Supplementary dated November 16, 1992 are incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 49.

(2) Articles Articles Supplementary dated October 29, 1992 are incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 49.

(3) Articles of Amendment dated October 29, 1992 are incorporated herein by reference to Exhibit 1(c) to Post-Effective Amendment No. 49.

(4) Articles Supplementary dated September 6, 1991 are incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 46.

(5) Articles Supplementary dated October 31, 1990 are incorporated herein by reference to Exhibit 1(a) to Post-Effective Amendment No. 43.

(6) Articles Supplementary dated March 27, 1986, May 15, 1985, December 28, 1984, August 2, 1984, June 8, 1984, February 26, 1972 and April 25, 1967 are incorporated herein by reference to Exhibits 1(a) through (g) to Post-Effective Amendment No. 39.

(7) Articles of Incorporation dated December 1, 1966 are incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 39.

(8) Articles Supplementary dated December 14, 1993 are incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 54.

(9) Articles of Amendment dated June 12, 1998 are incorporated herein by reference to Post-Effective Amendment No. 63.

(10) Articles of Amendment dated July 2, 1998 are incorporated herein by reference to Post-Effective Amendment No. 63.

(11) Articles of Amendment dated April 26, 2004 are incorporated herein by reference to Post-Effective Amendment No. 71.

(12) Articles of Amendment dated April 7, 2006 are filed herewith.

(13) Articles of Amendment dated November 20, 2006 are filed herewith.

(b)(1) Bylaws of the Fund are incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 39.

(2) Amended and Restated By-Laws of Smith Barney Open-End Funds that are Massachusetts Business Trusts is incorporated by reference to Exhibit (b)(2) to Post Effective Amendment No. 70.

(c)(1) Specimen Stock Certificates for the Income and Growth Portfolio (now, Large Cap Value Fund), and the U.S. Government Securities Portfolio are incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 39.

(2) Specimen Stock Certificate for the Short-Term U.S. Treasury Securities Portfolio is incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No.53.

(d)(1) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Short-Term Investment Grade Bond Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated August 1, 2006 is filed herewith.

(2) Form of Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), regarding Legg Mason Partners Short-Term Investment Grade Bond Fund, dated August 1, 2006 is filed herewith.

(e)(1) Distribution Agreement between the Registrant and Smith Barney, Harris Upham & Co. Incorporated is incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 39.

(2) Distribution Agreement between Smith Barney Funds, Inc. and Smith Barney Shearson Inc.

(3) Distribution Agreement with CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 63.

(4) Form of Distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 66.

(5) Form of Amended Shareholder Services and Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”) is incorporated herein by reference to Post-Effective Amendment No. 74 filed on April 28, 2006 (“Post-Effective Amendment No. 74”).

(6) Amended Distribution Agreement between the Registrant and Citigroup Global Markets Inc. is incorporated herein by reference to Post-Effective Amendment No. 74.

(7) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 74.

(8) Amended Distribution Agreement by PFS Investments, Inc. (“PFS”) and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 74.

(f) Not Applicable

(g)(1) Custodian Agreement between Registrant and Provident National Bank is incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 39.

(2) Form of Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated June 29, 2001, is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 67.

(h)(1) Transfer Agency Agreement between Registrant and Provident Financial Processing Corp. is incorporated herein by ref erence to Exhibit 9 to Post-Effective Amendment No. 39.

(2) Form of Transfer Agency Agreement between the Registrant and Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 66.

(3) Form of Sub-Transfer Agency Agreement between the Registrant and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 66.

(i) Not Applicable.

(j)(1) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(2) Power of Attorney dated April 12, 2006 is incorporated herein by reference to Post-Effective Amendment No. 74.

(k) Not Applicable.

(l) Not Applicable.

(m)(1) Amended Plan of Distribution Pursuant to Rule 12b-1 on behalf of the Short-Term U.S. Treasury Securities Portfolio is incorporated by reference to Exhibit 15(h) to Post-Effective Amendment No. 56.

(2) Amended Plan of Distribution Pursuant to Rule 12b-1 on behalf of the Income and Growth Portfolio is incorporated by reference to Exhibit 15(j) to Post-Effective Amendment No. 56.

(3) Amended Plan of Distribution Pursuant to Rule 12b-1 on behalf of the U.S. Government Securities Portfolio is incorporated by reference to Exhibit 15(k) to Post-Effective Amendment No. 56.

(4) Form of Amended and Restated Shareholder Services and Distribution Plan is incorporated by reference to Post-Effective Amendment No. 63.

(5) Form(s) of Amended and Restated Shareholder Services and Distribution Plan on behalf of Large Cap Value Fund, U.S. Government Securities Fund and Short Term Investment Grade Bond Fund are incorporated by reference to Post-Effective Amendment No. 71.

(n) Rule 18f-3 Plan is incorporated by reference to Post-Effective Amendment No. 63.

(o) Not Applicable

(p)(1) Code of Ethics of Citigroup Asset Management - North America and Certain Registered Investment Companies, as amended September 13, 2005 (adopted by LMPFA), to be filed by amendment.

(2) Code of Ethics of CGMI is incorporated herein by reference to Post-Effective Amendment No. 70.

(3) Code of Ethics of WAM dated as of February, 2005 to be filed by amendment.

(4) Code of Ethics of PFS to be filed by amendment.

(5) Code of Ethics of LMIS dated December 1, 2005 to be filed by amendment.

Item 24. Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25. Indemnification

Reference is made to Article SEVENTH, paragraph 7(e) of Registrant’s Articles of Incorporation for a complete statement of its terms.

Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include Smith Barney Fund Management LLC(Registrant’s Adviser) and affiliated investment companies.

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-66785).

Subadviser — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason, Inc.
Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower

Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM
Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management
Company Limited

WAM	is located at 385 East Colorado Boulevard, Pasadena, CA 91101.

Item 27. Principal Underwriters

(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Legg Mason Partners Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, LMP Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Legg Mason Partners Capital Fund, Inc., Legg Mason Partners Investors Value Fund, Inc., Legg Mason Partners Equity Fund, Inc., Western Asset Funds II, Inc., Legg Mason Partners Series Funds, Inc., Legg Mason Partners Variable Portfolios I, Inc., Barrett Opportunity Fund, Inc. (prior to 12/1/06, Salomon Brothers Opportunity Fund Inc), Western Asset 2008 Worldwide Dollar Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund, Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund, Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolio II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., and various series of unit investment trusts.

LMIS, a distributor of the Registrant is also a distributor of the following funds: Legg Mason Partners Trust II, CitiFunds Trust I, Legg Mason Partners Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Smith Barney Multiple Discipline Trust, Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, LMP Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Legg Mason Partners Capital Fund, Inc., Legg Mason Partners Investors Value Fund, Inc., Legg Mason Partners Equity Fund, Inc., Western Asset Funds II, Inc., Legg Mason Partners Series Funds, Inc., Legg Mason Partners Variable Portfolios I, Inc., Barrett Opportunity Fund, Inc. (prior to 12/1/06, Salomon Brothers Opportunity Fund Inc), Western Asset 2008 Worldwide Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., LMP Capital and Income Fund Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners

Fund II Inc., Legg Mason Partners Variable Portfolios II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipal Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners New Jersey Municipals Fund, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., Legg Mason Partners Sector Series, Inc., Travelers Series Fund Inc., Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

PFS Investments Inc. (“PFS”), a distributor of the Registrant, is also the distributor for certain series of the registrants listed: Legg Mason Partners Trust II, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Investment Series, Legg Mason Partners Investment Trust, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Smith Barney Money Funds Inc. and Legg Mason Partners Sector Series, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177):

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve – Managing Director

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Funds, Inc.

125 Broad Street
New York, New York 10004

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC
399 Park Avenue
New York, NY 10022

With respect to the Registrant’s Subadvisor:

(3)	c/o Western Asset Management Company
399 Park Avenue
New York, NY 10022

With respect to the Registrant’s Custodian:
(4)	State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(5)	PFPC Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributors:

(6)	Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

(7)	Legg Mason Investor Services, LLC
100 Light Street
Baltimore, MD 21202

(8)	PFS Investments Inc.
3120 Breckinridge Blvd.
Building 20
Duluth, GA 30099-0062

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS FUNDS, INC., has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on this 9th day of February, 2007.

LEGG MASON PARTNERS FUNDS, INC., on behalf of its series

Legg Mason Partners Short-Term Investment Grade Bond Fund

By:	/s/ R. Jay Gerken
R. Jay. Gerken
Chairman of the Board
(Chief Executive Officer)

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated below on February 9, 2007.

Signature	Title

/s/ R. Jay Gerken R. Jay Gerken	President, Principal Executive Officer and Trustee

/s/ Robert Brault Robert Brault	Treasurer and Chief Financial Officer

/s/ Lee Abraham* Lee Abraham	Trustee

/s/ Donald R. Foley* Donald R. Foley	Trustee

/s/ Jane Dasher* Jane Dasher	Trustee

/s/ Richard E. Hanson, Jr.* Richard E. Hanson, Jr.	Trustee

/s/ Paul Hardin* Paul Hardin	Trustee

/s/ Roderick C. Rasmussen* Roderick C. Rasmussen	Trustee

/s/ John P. Toolan* John P. Toolan	Trustee

*By:	/s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney dated April 12, 2006.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(a)(12)	Articles of Amendment dated April 7, 2006

(a)(13)	Articles of Amendment dated November 20, 2006

(d)(1)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Short-Term Investment Grade Bond Fund, and LMPFA dated August 1, 2006

(d)(2)	Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Partners Short-Term Investment Grade Bond Fund, dated August 1, 2006